Exhibit 10.47

FIRST AMENDMENT TO

COMMON STOCK PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT (the “Amendment”), dated as of November 17, 2011, by and between ATHERSYS, INC., a Delaware corporation (the “Company”), and ASPIRE CAPITAL FUND, LLC, an Illinois limited liability company (the “Buyer”). Capitalized terms used herein and not otherwise defined herein shall have the meanings given to them in the Common Stock Purchase Agreement.

WHEREAS, the parties hereto are parties to a Common Stock Purchase Agreement dated as of November 11, 2011 (the “Purchase Agreement”) pursuant to which the Buyer has agreed to purchase, and the Company has agreed to sell up to Twenty Million Dollars ($20,000,000) of the Company’s common stock, par value $0.001 (the “Common Stock”);

WHEREAS, the parties desire to amend the Purchase Agreement so that, subject to the terms and conditions set forth in the Purchase Agreement as amended, the Floor Price is raised to a price per share of $1.45, as required by the Principal Market for compliance with its rules;

NOW, THEREFORE, in consideration of the agreements, covenants and considerations contained herein, the parties hereto agree as follows:

(1)   Amendments.

The second sentence of Section 1(h) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

1. PURCHASE OF COMMON STOCK.

* * *

(h) The Company’s Right to Require Purchases. . . . The “Floor Price” is a price per share of $1.45, equal to (x) the Signing Market Price plus (y) $0.08, which shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split, reverse stock split or other similar transaction. . . .

(2)   Miscellaneous. The provisions of Section 11 of the Purchase Agreement are hereby expressly incorporated herein and shall govern this Amendment in all respects.

* * * * *

IN WITNESS WHEREOF, the Buyer and the Company have caused this First Amendment to Common Stock Purchase Agreement to be duly executed as of the date first written above.

THE COMPANY: ATHERSYS, INC.

By:	/s/ Gil Van Bokkelen
Name:	Dr. Gil Van Bokkelen
Title:	Chairman and Chief Executive Officer

BUYER:
ASPIRE CAPITAL FUND, LLC
BY: ASPIRE CAPITAL PARTNERS, LLC
BY: SGM HOLDINGS CORP.

By:	/s/ Steven G. Martin
Name:	Steven G. Martin
Title:	President

[SIGNATURE PAGE TO FIRST AMENDMENT TO COMMON STOCK PURCHASE AGREEMENT]